Supplement Dated September 17, 2021

to the Statutory and Summary Prospectuses

Dated May 1, 2021 for Scudder DestinationsSM Annuity

and

Farmers Variable Annuity I

issued by

Zurich American Life Insurance Company

through its

ZALICO Variable Annuity Separate Account

This Supplement updates certain information in your variable annuity contract (“Contract”) Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

Effective immediately, Newton Investment Management North America, LLC is added as a sub-adviser to the BNY Mellon Investment Portfolios, MidCap Stock Portfolio.

On page 76 of your Statutory Prospectus, page C-1 of Appendix C, entitled PORTFOLIO COMPANIES AVAILABLE UNDER THE CONTRACT, the heading “FUND NAME AND ADVISER/SUBADVISER” is amended to read as follows:

BNY Mellon Investment Portfolios, MidCap

Stock Portfolio

BNY Mellon Investment Advisers, Inc. (adviser)

Newton Investment Management North America, LLC (sub-adviser)

On page 7 of your Summary Prospectus, Appendix, entitled PORTFOLIOS AVAILABLE UNDER THE CONTRACT, the heading “FUND NAME AND ADVISER/SUBADVISER” is amended to read as follows:

BNY Mellon Investment

Portfolios, MidCap Stock

Portfolio

BNY Mellon Investment

Advisers, Inc. (adviser)

Newton Investment Management North America, LLC (sub-adviser)

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If you have any questions regarding this Supplement, please call the Service Center at 1-800-449-0523 (toll free), or write at PO Box 19097, Greenville, South Carolina, 29602-9097.